UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) April 24, 2006

, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation or organization)	Commission file number:	(I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 744-3700
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 24, 2006. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Item 2.02 of Form 8-K, was to announce results for the first quarter ended March 31, 2006.

The press release furnished herewith as Exhibit 99.1 contains certain non-GAAP financial measures as defined by Regulation G of the rules and regulations of the Securities and Exchange Commission. To supplement the Company’s consolidated financial statements prepared on a GAAP basis, the Company is disclosing non-GAAP net earnings, non-GAAP EPS, and certain non-GAAP performance ratios for the quarter ended March 31, 2006, in each case excluding merger related expenses. The Company is also disclosing the range of its projected earnings per share diluted for the second quarter of 2006 and the 2006 fiscal year excluding anticipated merger related expenses and its projected earnings per share diluted for the 2006 fiscal year excluding anticipated stock compensation expenses associated with its merger with Cavalry Bancorp, Inc., a Tennessee corporation, ("Cavalry") consummated on March 15, 2006.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in the press release are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies.

The Company believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. The Company included non-GAAP net earnings, non-GAAP EPS and non-GAAP performance ratios because it believes that these measures more accurately reflect the Company’s operating performance for the 2006 first quarter when compared to the same periods in 2005 and to provide investors with additional information to evaluate the Company’s past financial results and ongoing operational performance.

The presentation of the Company’s projected earnings per share diluted for the 2006 second quarter excluding the impact of merger related expenses and the Company's projected earnings per share for the 2006 fiscal year excluding anticipated merger related expenses and stock compensation expense is included in the press release to provide investors with the information the Company believes is necessary to compare the Company’s performance during the 2005 fiscal year, prior to its adoption of SFAS No. 123R and without the impact of the merger related expenses associated with the Cavalry merger, with the projected performance for the 2006 second quarter and 2006 fiscal year when the Company is required to expense stock compensation under SFAS No. 123R and incurred merger related expenses associated with the Cavalry merger.

The Company's management utilizes this non-GAAP financial information to compare the Company's operating performance versus the comparable periods in 2005 and will utilize non-GAAP earnings per share diluted for the 2006 fiscal year excluding the anticipated merger related expenses in calculating whether or not the Company met the performance targets of its 2006 Annual Cash Incentive Plan

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description
99.1     Press Release issued by Pinnacle Financial Partners, Inc. dated April 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006		PINNACLE FINANCIAL PARTNERS, INC.
	By:	/s/ M. Terry Turner
M. Terry Turner
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
99.1     Press Release issued by Pinnacle Financial Partners, Inc. dated April 24, 2006.